UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2016

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.07 of this report is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 8.01 of this report is incorporated herein by reference.

On September 5, 2016, before the registration of the Class V Common Stock of Dell Technologies Inc. (formerly Denali Holding Inc. and referred to herein as the “Company”) under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act Registration”) in connection with the merger transaction described in Item 8.01 of this report, holders of a majority of the outstanding shares of the Company’s Series A Common Stock, Series B Common Stock and Series C Common Stock adopted by written consent resolutions approving:

•	the Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”), which was filed with the Delaware Secretary of State and subsequently became effective on September 7, 2016, immediately before the effectiveness of the Exchange Act Registration;

•	the Amended and Restated Bylaws of the Corporation (the “Amended and Restated Bylaws”), which became effective as of the effectiveness of the Amended and Restated Certificate of Incorporation;

•	the amendment and restatement of the Dell Technologies Inc. 2013 Stock Incentive Plan;

•	a sub-plan that constitutes a part of the Dell Technologies Inc. 2013 Stock Incentive Plan and became effective upon the effectiveness of such plan, which will permit the Company to grant French tax-qualified restricted stock units thereunder; and

•	the Dell Technologies Inc. 2012 Long-Term Incentive Plan.

Upon the effectiveness of the Amended and Restated Certificate of Incorporation, the outstanding shares of the Company’s Series A Common Stock, Series B Common Stock and Series C Common Stock were automatically reclassified on a one-for-one basis into newly authorized shares of the Company’s Class A Common Stock, Class B Common Stock and Class C Common Stock, respectively. The Amended and Restated Certificate of Incorporation also amended the Company’s prior certificate of incorporation to classify the Board of Directors, to authorize the Class V Common Stock and to include other provisions relating to the corporate governance of the Company as a registrant with a class of publicly traded equity securities. The provisions of the Amended and Restated Certificate of Incorporation are described in the proxy statement/prospectus dated June 6, 2016, as amended (the “Form S-4 Proxy Statement/Prospectus”), forming part of the Company’s Registration Statement on Form S-4 (Registration No. 333-208524) in the sections captioned “Description of Denali Common Stock Following the Merger” and “Comparison of Rights of Denali Stockholders and EMC Stockholders.”

The Amended and Restated Bylaws amended the Company’s prior bylaws to include provisions relating to the corporate governance of the Company as a registrant with a class of publicly traded equity securities. The provisions of the Amended and Restated Bylaws are described in the Form S-4 Proxy Statement/Prospectus in the section captioned “Comparison of Rights of Denali Stockholders and EMC Stockholders.”

The foregoing summary of the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this report, and to the text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this report, each of which documents is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 7, 2016, the Company issued a press release announcing the consummation of the merger transaction described in Item 8.01 of this report. A copy of that press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 8.01	Other Events.

Merger Transaction

On September 7, 2016, EMC Corporation, a Massachusetts corporation (“EMC”), became a wholly-owned subsidiary of the Company as a result of the merger of Universal Acquisition Co., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), with and into EMC, with EMC surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of October 12, 2015, by and among the Company, Dell Inc., a Delaware corporation (“Dell”), Merger Sub and EMC, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, by and among the Company, Dell, Merger Sub and EMC.

Common Stock Repurchase Program

On September 7, 2016, the Board of Directors of the Company approved a stock repurchase program under which the Company is authorized to use assets of the DHI Group to repurchase up to $1 billion of shares of the Company’s Class V Common Stock, exclusive of any fees, commissions or other expenses related to such repurchases, from time to time over a period of two years. Shares may be repurchased under the program through open market purchases, block trades, or accelerated or other structured share repurchase programs. To the extent not retired, shares repurchased under the repurchase program will be placed in the Company’s treasury. The repurchase of shares is expected to be funded from cash on hand. The Board of Directors has determined that, under the Company’s tracking stock policy, any repurchases pursuant to the repurchase program will be attributable to the DHI Group.

The extent to which the Company repurchases shares of Class V Common Stock, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by the Company’s management. The repurchase program may be suspended or discontinued at any time. Any repurchase of shares of Class V Common Stock by the Company under the repurchase program is not expected to begin before October 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are herewith filed (or, in the case of Exhibit 99.1, furnished) as exhibits to this report:

Exhibit No.	Exhibit Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.

3.2	Amended and Restated Bylaws of Dell Technologies Inc.

99.1	Press Release of Dell Technologies Inc. dated September 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2016	Dell Technologies Inc.

	By:	/s/ Janet B. Wright
Janet B. Wright
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.

3.2	Amended and Restated Bylaws of Dell Technologies Inc.

99.1	Press Release of Dell Technologies Inc. dated September 7, 2016